                                                [AIRCLAIMS LETTERHEAD]

Our Ref:   99548/MSH/kw                                          Exhibit 99.3


AerFi Group Plc.
Aviation House                                              18th February 2000
Shannon
Ireland


Attention:     Mr Gerry Hastings

Dear Sirs,


                   - AIRPLANES PASS THROUGH TRUST PORTFOLIO -
                    BASE VALUE AND CURRENT MARKET VALUATION
                            AS AT 18TH FEBRUARY 2000


Further to the instructions of Mr Gerry Hastings, AerFi Group Plc, we are pleased to be able to provide our opinion of the value of each aircraft in the portfolio of Airplanes Pass Through Trust, under Base and Current Market Value scenarios. The aircraft, each of which is subject to a net operating lease, are as indicated in the attached table (ref: 99548/MSH).


Our valuation is based on fleet details as provided by yourselves on 10th November 1999, providing the most recent utilisation information available in respect of the aircraft and their respective engines, supplemented with maintenance and specification data obtained or received on previous occasions from GPA Group and GE Capital Aviation Services (GECAS).

The point of valuation is 18th February 2000. It should be borne in mind that the Market Values generated on January 21st 2000, are provided with the proviso that there are no material alterations in the market conditions pertaining to the subject aircraft, between 21st January 2000 and 18th February 2000.

As requested by AerFi Group Plc, we have provided our value opinions under CURRENT MARKET and BASE VALUE scenarios. Airclaims believes it to be very important that value definitions are understood by all parties and that such values are always considered in conjunction with their definitions.

                                                                          [LOGO]

BASE VALUE (TO ISTAT DEFINITION)

The Base Value presented below is based on the definition as outlined by the International Society of Transport Aircraft Trading (ISTAT). ISTAT's definition of Base Value equates in principle to the previously used appraisal term, Fair Market Value.

The ISTAT definition is as follows:

A Base Value is the Appraiser's opinion of the underlying economic value of an aircraft in an open, unrestricted, stable market environment with a reasonable balance of supply and demand, and assumes full consideration of its "highest and best use".

An aircraft's Base Value is founded in the historical trend of values and in the projection of value trends and presumes an arm's length, cash transaction between willing, able and knowledgeable parties, acting prudently, with an absence of duress and with a reasonable period of time available for marketing.

In this instance, the Base Value of each aircraft assumes its physical condition is average for an aircraft of its type and age, but has been adjusted to reflect a) the actual utilisation and given maintenance status of airframe, engines and undercarriage where possible (the 'Adjusted Base Value') and b) assuming overall 'half-life' maintenance condition.

The Base Value also assumes that each Aircraft is under a maintenance programme of international airworthiness standards approved by a civil aviation authority, with all airworthiness directives (ADs) and manufacturers service bulletins (SBs) performed in compliance with air carrier rules and regulations.

CURRENT MARKET VALUE

In Airclaims' considered opinion CURRENT MARKET VALUE represents that which the aircraft could best achieve under current (i.e. today's) market conditions. Under this scenario each value is intended to reflect what might be expected from the result of an 'arms length, single sale' transaction conducted in an orderly manner (for which we consider a period of up to 12 months to come to fruition to be reasonable) between a 'willing buyer and willing seller'. The value assumes that each aircraft is free of lease or charge, and free of any onerous restrictions in respect of its ownership and title documentation.

As part of our valuation process, we have taken into account recent market activity covering open market, financial and lessor sales, the perceived demand for the types, their current market acceptability and availability, and have considered the views of informed industry sources.

-------------------------------------------------------------------------------
99548/MEH/kw                                                   AerFi Group Plc.
18/02/2000                                                               Page 2

                                                                          [LOGO]




Further to the above we have also taken account of the data available to us regarding the specification of the subject aircraft, and their accumulated airframe hours and cycles. We have also assumed that the aircraft are in good condition with all Airworthiness Directives (ADs) and significant Service Bulletins (SBs) complied with.

In this instance, the Current Market Value of each aircraft assumes its physical condition is average for an aircraft of its type and age, but has been adjusted to reflect the actual utilisation and given maintenance status of airframe, engines and undercarriage where possible (the "Adjusted Current Market Value") and b) under the assumption that each aircraft is in overall "half-life" maintenance condition (Current Market "Half-Life" Value).

The Current Market Value also assumes that each Aircraft is under a maintenance programme of international airworthiness standards approved by a civil aviation authority, with all airworthiness directives (ADs) and manufacturers service bulletins (SBs) performed in compliance with air carrier rules and regulations.

Whilst the tabulated values provided under this assignment are given as single figures, it must be borne in mind that the determination of such values involves a multiplicity of variables, and that some variation in perceived values must be expected due to, for example, any potential inaccuracies in the data provided. In this case we consider that a tolerance of +/-4% may reasonably apply to the aforementioned calculated values.

Please note that valuations given by Airclaims are valid only as at the date of issue. Subsequent to that date there may be alterations in the world aviation market, or in the status and physical condition of the subject aircraft or other general factors that may affect Airclaims' value opinion.

I trust the foregoing is satisfactory and to your requirements.

Yours sincerely,

/s/ Mark Sheridan


MARK SHERIDAN
Senior Analyst


Encl.

BASE & CURRENT MARKET VALUES of the AIRPLANES PASS THROUGH TRUST PORTFOLIO
Specification/Values as at 18th February 2000                             [LOGO]


                                                               BUILD
        TYPE                         ENG.                MSN   DATE     OPERATOR
1       A300B4-100                   CF6-50C2R            12   May-75   TransAer
2       A300B4-100                   CF6-50C2R            20   Oct-75   TransAer
3       A300B4-200                   CF6-50C2            131   Dec-80   TransAer
4       A300B4-200                   CF6-50C2            269   Aug-83   Pakistan International Airlines
5       A300C4-200                   CF6-50C2             83   May-79   MNG Cargo Airlines
6       A320-200                     CFM56-5A1           174   Feb-91   Canadian Airlines International
7       A320-200                     CFM56-5A1           175   Feb-91   Canadian Airlines International
8       A320-200                     CFM56-5A3           203   May-91   Air France
9       A320-200                     CFM56-5A3           220   Jun-91   Air France
10      A320-200                     CFM56-5A1           232   Jul-91   Canadian Airlines International
11      A320-200                     CFM56-5A1           284   Dec-91   Canadian Airlines International
12      A320-200                     CFM56-5A3           294   Jan-92   Premiair
13      A320-200                     CFM56-5A3           301   Feb-92   Air Belgium
14      A320-200                     CFM56-5A1           309   Feb-92   Canadian Airlines International
15      A320-200                     CFM56-5A1           348   Jun-92   Air Belgium
16      A320-200                     CFM56-5A3           349   Jun-92   Air Belgium
17      A320-200                     CFM56-5A3           404   Jan-93   Canadian Airlines International
18      ATR42-300                    PW120               109   Aug-88   Titan Airways
19      ATR42-310                    PW120               113   Oct-88   Titan Airways
20      ATR42-310                    PW120               249   May-91   American Eagle Airlines
21      ATR42-320                    PW120               284   Dec-91   ACES
22      B727-200Adv.                 JT8D-17R          21346   Sep-80   Mexicana
23      B727-200Adv.                 JT8D-17R          21600   Oct-80   Mexicana
24      B737-200Adv. (Hushkitted)    JT8D-9A           20922   Aug-74   Canadian Airlines International
25      B737-200Adv. (Hushkitted)    JT8D-9A           20958   Dec-74   Canadian Airlines International
26      B737-200Adv. (Hushkitted)    JT8D-9A           20959   Jan-75   Canadian Airlines International
27      B737-200Adv. (Hushkitted)    JT8D-9A           21115   Oct-75   Canadian Airlines International
28      B737-200Adv.                 JT8D-17           21192   Feb-76   Aerolineas Argentinas
29      B737-200Adv.                 JT8D-17           21193   Mar-76   Airplanes Finance Ltd
30      B737-200Adv.                 JT8D-17           21196   Jun-76   LAPA
31      B737-200Adv. (Hushkitted)    JT8D-9A           21639   Oct-78   Canadian Airlines International
32      B737-200Adv.                 JT8D-17           21685   Dec-78   Aerosweet Airlines
33      B737-200Adv. (Hushkitted)    JT8D-9A           21712   Jan-79   Canadian Airlines International
34      B737-200Adv. (Hushkitted)    JT8D-15           21735   May-79   Vanguard Airlines
35      B737-200Adv.                 JT8D-15           22090   Apr-80   Air Kazakstan
36      B737-200Adv.                 JT8D-15           22278   Feb-80   LAPA
37      B737-200Adv.                 JT8D-15           22368   Sep-80   LAPA
38      B737-200Adv.                 JT8D-15           22369   Sep-80   LAPA
39      B737-200Adv.                 JT8D-15           22397   Jan-81   LAN Chile
40      B737-200Adv.                 JT8D-17A          22407   Sep-80   LAN Chile
41      B737-200Adv.                 JT8D-15           22453   Feb-81   Aerosweet Airlines
42      B737-200Adv.                 JT8D-15           22633   Feb-81   LAPA
43      B737-200Adv.                 JT8D-17A          22802   Jul-82   Ukraine International Airlines
44      B737-200Adv.                 JT8D-17A          22803   Aug-82   MALEV
45      B737-200Adv.                 JT8D-17A          22804   Aug-82   MALEV
46      B737-200Adv. (Hushkitted)    JT8D-9A           22873   Jul-82   Canadian Airlines International
47      B737-200Adv. (Hushkitted)    JT8D-15           22979   Feb-83   Vanguard Airlines
48      B737-200Adv.                 JT8D-17A          23023   Mar-83   Mandala Airlines
49      B737-200Adv.                 JT8D-17A          23024   Apr-83   LAN Peru
50      B737-200C/Adv.               JT8D-17A          23065   Aug-83   LAPA
51      B737-200C/Adv.               JT8D-17A          23066   Oct-83   Xiamen Airlines
52      B737-300                     CFM56-3B1         23177   Mar-86   Frontier Airlines
53      B737-300                     CFM56-3B2         23749   Apr-87   GECAS
54      B737-300                     CFM56-3B2         23923   Mar-88   Air Europa
55      B737-300                     CFM56-3B1         24770   Sep-90   Philippine Airlines
56      B737-300                     CFM56-3C1         24905   Jan-91   GECAS
57      B737-300                     CFM56-3C1         24907   Feb-91   Air Asia (Malaysia)
58      B737-300                     CFM56-3C1         25179   Dec-91   Air One
59      B737-300                     CFM56-3C1         25187   Feb-92   Air One
60      B737-300QC                   CFM56-3B1         23499   May-86   America West Airlines
61      B737-300QC                   CFM56-3B1         23500   May-86   America West Airlines
62      B737-400                     CFM56-3C1         24345   May-89   Jet Airways (India)
63      B737-400                     CFM56-3C1         24493   Jun-89   Asiana Airlines

                                                     BASE VALUES         MARKET VALUES
                                      MTOW         ADJ        H-L       ADJ         H-L
        TYPE                          (LB)         BV         BV        CMV         CMV
1       A300B4-100                   347,222     $3.82m     $2.75m     $4.07m      $3.00m
2       A300B4-100                   347,222     $3.05m     $2.75m     $3.30m      $3.00m
3       A300B4-200                   363,760     $9.16m     $6.41m     $9.95m      $7.20m
4       A300B4-200                   363,760     $8.33m     $7.02m     $9.16m      $7.85m
5       A300C4-200                   363,760    $17.92m    $14.30m    $18.62m     $15.00m
6       A320-200                     166,447    $27.53m    $27.66m    $26.84m     $26.97m
7       A320-200                     166,447    $27.49m    $27.61m    $26.80m     $26.92m
8       A320-200                     166,447    $27.78m    $27.76m    $27.09m     $27.07m
9       A320-200                     166,447    $28.36m    $28.16m    $27.67m     $27.47m
10      A320-200                     166,447    $28.06m    $28.06m    $27.37m     $27.37m
11      A320-200                     166,447    $28.96m    $28.96m    $28.27m     $28.27m
12      A320-200                     166,447    $29.08m    $28.68m    $28.37m     $27.97m
13      A320-200                     166,447    $28.29m    $28.68m    $27.58m     $27.97m
14      A320-200                     162,067    $28.41m    $28.41m    $27.70m     $27.70m
15      A320-200                     162,067    $28.79m    $29.36m    $28.09m     $28.65m
16      A320-200                     166,447    $28.98m    $29.38m    $28.27m     $28.67m
17      A320-200                     162,067    $29.72m    $29.72m    $28.90m     $28.90m
18      ATR42-300                     36,825     $4.94m     $5.14m     $4.15m      $4.35m
19      ATR42-310                     36,825     $5.41m     $5.34m     $4.62m      $4.55m
20      ATR42-310                     36,825     $6.27m     $6.39m     $5.62m      $5.75m
21      ATR42-320                     36,825     $6.33m     $6.64m     $5.68m      $6.00m
22      B727-200Adv.                 190,500     $1.62m     $2.88m     $1.93m      $3.20m
23      B727-200Adv.                 190,500     $3.08m     $2.88m     $3.40m      $3.20m
24      B737-200Adv. (Hushkitted)    117,000     $3.35m     $3.32m     $3.94m      $3.90m
25      B737-200Adv. (Hushkitted)    117,000     $3.66m     $3.32m     $4.24m      $3.90m
26      B737-200Adv. (Hushkitted)    117,000     $3.51m     $3.51m     $3.90m      $3.90m
27      B737-200Adv. (Hushkitted)    117,000     $3.51m     $3.51m     $3.90m      $3.90m
28      B737-200Adv.                 119,500     $3.09m     $3.81m     $3.01m      $3.74m
29      B737-200Adv.                 119,500     $3.54m     $3.81m     $3.46m      $3.74m
30      B737-200Adv.                 119,500     $3.32m     $3.81m     $3.24m      $3.74m
31      B737-200Adv. (Hushkitted)    117,000     $5.36m     $5.47m     $4.69m      $4.80m
32      B737-200Adv.                 119,500     $4.61m     $4.08m     $4.57m      $4.04m
33      B737-200Adv. (Hushkitted)    117,000     $5.66m     $5.66m     $5.00m      $5.00m
34      B737-200Adv. (Hushkitted)    119,500     $6.63m     $6.15m     $5.98m      $5.49m
35      B737-200Adv.                 119,500     $5.12m     $4.36m     $5.11m      $4.34m
36      B737-200Adv.                 121,500     $4.53m     $4.43m     $4.52m      $4.41m
37      B737-200Adv.                 119,500     $4.22m     $4.26m     $4.21m      $4.24m
38      B737-200Adv.                 119,500     $3.97m     $4.26m     $3.95m      $4.24m
39      B737-200Adv.                 119,500     $4.51m     $4.69m     $4.51m      $4.69m
40      B737-200Adv.                 124,500     $4.46m     $4.62m     $4.44m      $4.60m
41      B737-200Adv.                 119,500     $5.82m     $4.69m     $5.82m      $4.69m
42      B737-200Adv.                 121,500     $5.38m     $4.56m     $5.38m      $4.56m
43      B737-200Adv.                 124,500     $6.60m     $5.08m     $6.62m      $5.10m
44      B737-200Adv.                 124,500     $4.19m     $5.08m     $4.21m      $5.10m
45      B737-200Adv.                 124,500     $4.25m     $5.08m     $4.27m      $5.10m
46      B737-200Adv. (Hushkitted)    117,000     $6.46m     $6.46m     $5.85m      $5.85m
47      B737-200Adv. (Hushkitted)    119,500     $7.67m     $7.04m     $7.48m      $6.85m
48      B737-200Adv.                 117,000     $4.74m     $4.96m     $4.98m      $5.20m
49      B737-200Adv.                 117,000     $5.24m     $4.96m     $5.48m      $5.20m
50      B737-200C/Adv.               124,500     $7.29m     $6.68m     $7.82m      $7.20m
51      B737-200C/Adv.               124,500     $6.21m     $6.78m     $6.73m      $7.30m
52      B737-300                     135,000    $16.03m    $15.79m    $15.84m     $15.60m
53      B737-300                     137,000    $18.01m    $17.54m    $17.72m     $17.25m
54      B737-300                     138,500    $17.74m    $18.53m    $17.34m     $18.14m
55      B737-300                     135,000    $19.16m    $19.60m    $18.66m     $19.10m
56      B737-300                     130,000    $21.48m    $21.75m    $20.98m     $21.25m
57      B737-300                     130,000    $21.41m    $21.75m    $20.91m     $21.25m
58      B737-300                     135,000    $22.30m    $23.11m    $21.80m     $22.61m
59      B737-300                     135,000    $21.69m    $22.56m    $21.19m     $22.06m
60      B737-300QC                   135,000    $18.25m    $17.74m    $17.77m     $17.25m
61      B737-300QC                   135,000    $18.11m    $17.74m    $17.62m     $17.25m
62      B737-400                     142,500    $20.91m    $21.44m    $19.61m     $20.14m
63      B737-400                     142,500    $20.59m    $21.44m    $19.29m     $20.14m

BASE & CURRENT MARKET VALUES of the AIRPLANES PASS THROUGH TRUST PORTFOLIO
Specification/Values as at 18th February 2000                             [LOGO]


                                                               BUILD
        TYPE                         ENG.                MSN   DATE     OPERATOR
64      B737-400                     CFM56-3C1         24520   Dec-89   Asiana Airlines
65      B737-400                     CFM56-3C1         24683   Jul-90   Istanbul Airlines
66      B737-400                     CFM56-3C1         24684   Mar-90   Pegasus Airlines
67      B737-400                     CFM56-3C1         24687   Apr-90   Jet Airways (India)
68      B737-400                     CFM56-3C1         24689   Jun-90   Futura
69      B737-400                     CFM56-3C1         24690   Jun-90   Corsair
70      B737-400                     CFM56-3C1         24691   Jul-90   Istanbul Airlines
71      B737-400                     CFM56-3C1         24906   Feb-91   Iberia
72      B737-400                     CFM56-3C1         24911   Mar-91   Travel Service Airlines
73      B737-400                     CFM56-3C1         24912   May-91   Iberia
74      B737-400                     CFM56-3C1         24917   May-91   THY - Turkish Airlines
75      B737-400                     CFM56-3C1         25180   Dec-91   Futura
76      B737-400                     CFM56-3C1         25181   Dec-91   THY - Turkish Airlines
77      B737-400                     CFM56-3C1         25184   Jan-92   THY - Turkish Airlines
78      B737-400                     CFM56-3C1         25190   Mar-92   Sun Express
79      B737-400                     CFM56-3C1         25261   Mar-92   THY - Turkish Airlines
80      B737-400                     CFM56-3C1         26065   Apr-92   THY - Turkish Airlines
81      B737-400                     CFM56-3C1         26069   Aug-92   MALEV
82      B737-400                     CFM56-3C1         26071   Aug-92   MALEV
83      B737-400                     CFM56-3C1         26081   Feb-93   Pegasus Airlines
84      B737-500                     CFM56-3C1         24897   Jan-91   Guangxi Airlines
85      B737-500                     CFM56-3C1         25182   Jan-92   China Southern Airlines
86      B737-500                     CFM56-3C1         25183   Jan-92   Guangxi Airlines
87      B737-500                     CFM56-3C1         25185   Jan-92   British Midland Airways
88      B737-500                     CFM56-3C1         25186   Feb-92   Rio Sul
89      B737-500                     CFM56-3C1         25188   Feb-92   China Southern Airlines
90      B737-500                     CFM56-3C1         25191   Mar-92   Jet Airways (India)
91      B737-500                     CFM56-3C1         25192   Mar-92   Rio Sul
92      B737-500                     CFM56-3C1         25288   Apr-92   THY - Turkish Airlines
93      B737-500                     CFM56-3C1         25289   Apr-92   THY - Turkish Airlines
94      B737-500                     CFM56-3C1         26075   Sep-92   Rio Sul
95      B747-200SF                   JT9D-7Q           21730   Apr-79   Tower Air
96      B757-200                     RB211-535E4       26151   Jun-92   Britannia Airways (Sweden)
97      B757-200                     RB211-535E4       26154   Aug-92   Avianca
98      B757-200                     RB211-535E4       26156   Oct-92   China Xinjiang Airlines
99      B767-200ER                   PW4056            25421   Nov-91   Avianca
100     B767-300ER                   PW4060            24948   Jun-91   Transbrasil
101     B767-300ER                   PW4060            25411   Nov-91   GECAS
102     B767-300ER                   PW4060            26200   Jul-92   Aeromexico
103     B767-300ER                   PW4060            26204   Oct-92   LAN Chile
104     DC8-71F(M)                   CFM56-2C1         45810       66   ABSA Cargo
105     DC8-71F(M)                   CFM56-2C1         45811       67   Air Transport International
106     DC8-71F(M)                   CFM56-2C1         45813       67   Air Transport International
107     DC8-71F(M)                   CFM56-2C1         45849       67   TAMPA Colombia
108     DC8-71F(M)                   CFM56-2C1         45945       68   TAMPA Colombia
109     DC8-71F(M)                   CFM56-2C1         45946       68   Air Transport International
110     DC8-71F(M)                   CFM56-2C1         45970       68   Mas Air Cargo
111     DC8-71F(M)                   CFM56-2C1         45971       68   Air Transport International
112     DC8-71F(M)                   CFM56-2C1         45973       68   Air Transport International
113     DC8-71F(M)                   CFM56-2C1         45976       68   Mas Air Cargo
114     DC8-71F(M)                   CFM56-2C1         45978       68   Air Transport International
115     DC8-71F(M)                   CFM56-2C1         45993       68   Air Transport International
116     DC8-71F(M)                   CFM56-2C1         45994       68   Air Transport International
117     DC8-71F(M)                   CFM56-2C1         45996       68   LAN Chile
118     DC8-71F(M)                   CFM56-2C1         45997       68   GECAS
119     DC8-71F(M)                   CFM56-2C1         45998       68   Air Transport International
120     DC8-71F(M)                   CFM56-2C1         46065       69   Air Transport International
121     DC8-71F(M)                   CFM56-2C1         46066       69   TAMPA Colombia
122     DC8-73F(M)                   CFM56-2C1         46091       70   DHL Airways
123     DC9-32                       JT8D-17           48125       80   Aeromexico
124     DC9-32                       JT8D-17           48126       80   Aeromexico
125     DC9-32                       JT8D-17           48127       80   Aeromexico
126     DC9-32                       JT8D-17           48128       80   Aeromexico

                                                     BASE VALUES         MARKET VALUES
                                      MTOW         ADJ        H-L       ADJ         H-L
        TYPE                          (LB)         BV         BV        CMV         CMV
64      B737-400                     142,500    $22.23m    $21.94m    $20.93m     $20.64m
65      B737-400                     150,000    $22.59m    $22.67m    $21.22m     $21.30m
66      B737-400                     150,000    $22.95m    $22.67m    $21.58m     $21.30m
67      B737-400                     150,000    $22.42m    $22.67m    $21.05m     $21.30m
68      B737-400                     150,000    $23.17m    $22.67m    $21.80m     $21.30m
69      B737-400                     150,000    $23.10m    $22.67m    $21.73m     $21.30m
70      B737-400                     150,000    $22.50m    $22.67m    $21.13m     $21.30m
71      B737-400                     142,500    $21.66m    $23.18m    $20.22m     $21.74m
72      B737-400                     150,000    $23.21m    $23.64m    $21.78m     $22.20m
73      B737-400                     142,500    $21.84m    $23.38m    $20.40m     $21.94m
74      B737-400                     150,000    $22.81m    $23.64m    $21.37m     $22.20m
75      B737-400                     150,000    $24.20m    $24.04m    $22.76m     $22.60m
76      B737-400                     150,000    $24.23m    $24.04m    $22.79m     $22.60m
77      B737-400                     150,000    $24.02m    $24.20m    $22.66m     $22.85m
78      B737-400                     150,000    $24.31m    $24.40m    $22.95m     $23.05m
79      B737-400                     150,000    $24.40m    $24.40m    $23.05m     $23.05m
80      B737-400                     150,000    $24.41m    $24.50m    $23.06m     $23.15m
81      B737-400                     150,000    $23.66m    $24.60m    $22.31m     $23.25m
82      B737-400                     150,000    $23.98m    $24.60m    $22.63m     $23.25m
83      B737-400                     150,000    $25.35m    $25.37m    $24.03m     $24.05m
84      B737-500                     133,500    $19.60m    $19.22m    $20.26m     $19.88m
85      B737-500                     133,500    $21.38m    $20.14m    $22.13m     $20.88m
86      B737-500                     133,500    $20.67m    $20.14m    $21.41m     $20.88m
87      B737-500                     133,500    $19.72m    $20.14m    $20.46m     $20.88m
88      B737-500                     133,500    $19.26m    $20.17m    $20.00m     $20.91m
89      B737-500                     133,500    $20.33m    $20.17m    $21.07m     $20.91m
90      B737-500                     133,500    $19.42m    $20.19m    $20.17m     $20.93m
91      B737-500                     133,500    $19.65m    $19.99m    $20.39m     $20.73m
92      B737-500                     133,500    $19.71m    $19.79m    $20.45m     $20.53m
93      B737-500                     133,500    $19.95m    $19.79m    $20.69m     $20.53m
94      B737-500                     133,500    $18.80m    $19.99m    $19.54m     $20.73m
95      B747-200SF                   805,000    $31.69m    $30.69m    $27.51m     $26.50m
96      B757-200                     250,000    $35.73m    $34.37m    $35.07m     $33.70m
97      B757-200                     250,000    $35.06m    $34.57m    $34.40m     $33.90m
98      B757-200                     250,000    $36.66m    $35.67m    $36.00m     $35.00m
99      B767-200ER                   387,000    $39.80m    $37.09m    $39.90m     $37.20m
100     B767-300ER                   387,000    $55.09m    $54.28m    $53.11m     $52.30m
101     B767-300ER                   407,000    $58.54m    $55.68m    $56.55m     $53.70m
102     B767-300ER                   407,000    $60.34m    $57.61m    $58.33m     $55.60m
103     B767-300ER                   407,000    $59.89m    $57.96m    $57.87m     $55.95m
104     DC8-71F(M)                   328,000    $14.43m    $14.71m    $13.33m     $13.60m
105     DC8-71F(M)                   328,000    $15.65m    $14.71m    $14.55m     $13.60m
106     DC8-71F(M)                   328,000    $16.71m    $14.61m    $15.60m     $13.50m
107     DC8-71F(M)                   328,000    $15.29m    $14.71m    $14.19m     $13.60m
108     DC8-71F(M)                   328,000    $15.70m    $14.71m    $14.59m     $13.60m
109     DC8-71F(M)                   328,000    $13.71m    $14.71m    $12.60m     $13.60m
110     DC8-71F(M)                   328,000    $16.20m    $14.71m    $15.10m     $13.60m
111     DC8-71F(M)                   328,000    $14.64m    $14.71m    $13.54m     $13.60m
112     DC8-71F(M)                   328,000    $13.57m    $14.71m    $12.46m     $13.60m
113     DC8-71F(M)                   328,000    $14.77m    $14.71m    $13.67m     $13.60m
114     DC8-71F(M)                   328,000    $15.13m    $14.71m    $14.03m     $13.60m
115     DC8-71F(M)                   328,000    $14.86m    $14.71m    $13.75m     $13.60m
116     DC8-71F(M)                   325,000    $14.33m    $14.61m    $13.22m     $13.50m
117     DC8-71F(M)                   328,000    $15.29m    $14.71m    $14.18m     $13.60m
118     DC8-71F(M)                   328,000    $14.58m    $14.71m    $13.47m     $13.60m
119     DC8-71F(M)                   328,000    $13.72m    $14.71m    $12.62m     $13.60m
120     DC8-71F(M)                   328,000    $15.89m    $14.71m    $14.78m     $13.60m
121     DC8-71F(M)                   328,000    $15.00m    $14.71m    $13.90m     $13.60m
122     DC8-73F(M)                   355,000    $18.54m    $17.48m    $18.05m     $17.00m
123     DC9-32                       108,000     $2.32m     $3.10m     $2.51m      $3.30m
124     DC9-32                       108,000     $3.35m     $3.10m     $3.55m      $3.30m
125     DC9-32                       108,000     $3.69m     $3.10m     $3.88m      $3.30m
126     DC9-32                       108,000     $3.20m     $3.10m     $3.40m      $3.30m

BASE & CURRENT MARKET VALUES of the AIRPLANES PASS THROUGH TRUST PORTFOLIO
Specification/Values as at 18th February 2000                             [LOGO]


                                                               BUILD
        TYPE                         ENG.                MSN   DATE     OPERATOR
127     DC9-32                       JT8D-17           48129       80   Aeromexico
128     DC9-32                       JT8D-17           48130       80   Aeromexico
129     DC9-51                       JT8D-17           47742       77   Hawaiian Air
130     DC9-51                       JT8D-17           47784       79   Hawaiian Air
131     DC9-51                       JT8D-17           47796       79   Hawaiian Air
132     DC9-51                       JT8D-17           48122       81   Hawaiian Air
133     DHC-8-100                    PW120A              113   Jul-88   LIAT
134     DHC-8-100                    PW120A              140   Jan-89   LIAT
135     DHC-8-100                    PW120A              144   Mar-89   LIAT
136     DHC-8-100                    PW120A              229   Aug-90   National Jet Systems
137     DHC-8-100                    PW121               258   Jan-91   Allegheny Airlines
138     DHC-8-100                    PW120A              270   Apr-91   LIAT
139     DHC-8-300                    PW123               232   Oct-90   SABENA
140     DHC-8-300                    PW123               244   Dec-90   Aerocontractors
141     DHC-8-300                    PW123               266   Mar-91   Avmax Group Inc
142     DHC-8-300                    PW123               267   Apr-91   Aeroel Airways
143     DHC-8-300                    PW123               276   May-91   SABENA
144     DHC-8-300                    PW123               283   Jun-91   SABENA
145     DHC-8-300                    PW123               293   Sep-91   Wideroe's Flyveselskap
146     DHC-8-300                    PW123               296   Dec-91   Brymon Airways
147     DHC-8-300                    PW123               298   Mar-92   SABENA
148     DHC-8-300                    PW123               300   Mar-92   SABENA
149     DHC-8-300                    PW123               307   Oct-91   Rheintalflug
150     DHC-8-300                    PW123               334   Sep-92   Brymon Airways
151     DHC-8-300                    PW123               342   Dec-92   Wideroe's Flyveselskap
152     DHC-8-300C                   PW123               230   Sep-90   Air ALM
153     DHC-8-300C                   PW123               242   Sep-90   Air ALM
154     FOKKER 100                   TAY650            11266   Aug-90   Mexicana
155     FOKKER 100                   TAY650            11284   Aug-90   TAM Brasil
156     FOKKER 100                   TAY650            11285   Aug-90   TAM Brasil
157     FOKKER 100                   TAY650            11304   Feb-91   TAM Brasil
158     FOKKER 100                   TAY650            11305   Mar-91   TAM Brasil
159     FOKKER 100                   TAY650            11309   Apr-91   Mexicana
160     FOKKER 100                   TAY650            11319   Mar-91   Mexicana
161     FOKKER 100                   TAY650            11336   May-91   TAM Brasil
162     FOKKER 100                   TAY650            11339   Jun-91   Mexicana
163     FOKKER 100                   TAY650            11347   Jul-91   TAM Brasil
164     FOKKER 100                   TAY650            11348   Jul-91   TAM Brasil
165     FOKKER 100                   TAY650            11371   Dec-91   TAM Brasil
166     FOKKER 100                   TAY650            11374   Jan-92   Mexicana
167     FOKKER 100                   TAY650            11375   Mar-92   Mexicana
168     FOKKER 100                   TAY650            11382   Mar-92   Mexicana
169     FOKKER 100                   TAY650            11384   Mar-92   Mexicana
170     MD-11                        CF6-80C2D1F       48499   Nov-91   VARIG
171     MD-11                        CF6-80C2D1F       48500   Mar-92   VARIG
172     MD-11                        CF6-80C2D1F       48501   Aug-92   VARIG
173     MD82                         JT8D-217C         49660   Feb-88   Aeromexico
174     MD83                         JT8D-219          49390   Mar-86   Eurofly
175     MD83                         JT8D-219          49442   Mar-87   Avioimpex
176     MD83                         JT8D-219          49575   Sep-87   Trans World Airlines
177     MD83                         JT8D-219          49620   Jun-88   Aero Lloyd
178     MD83                         JT8D-219          49624   Jul-88   GECAS
179     MD83                         JT8D-219          49626   Oct-88   Spanair
180     MD83                         JT8D-219          49631   May-89   Eurofly
181     MD83                         JT8D-217C         49667   Apr-88   Aeromexico
182     MD83                         JT8D-219          49672   Jun-88   Nouvelair Tunisie
183     MD83                         JT8D-219          49709   Nov-88   Spanair
184     MD83                         JT8D-219          49789   Sep-89   BWIA International Airways
185     MD83                         JT8D-219          49792   Oct-89   Meridiana
186     MD83                         JT8D-219          49935   Sep-90   Meridiana
187     MD83                         JT8D-219          49936   Oct-90   Spanair
188     MD83                         JT8D-219          49938   Oct-90   Spanair
189     MD83                         JT8D-219          49939   Oct-90   Avianca

                                                     BASE VALUES         MARKET VALUES
                                      MTOW         ADJ        H-L       ADJ         H-L
        TYPE                          (LB)         BV         BV        CMV         CMV
127     DC9-32                       108,000     $3.34m     $3.10m     $3.54m      $3.30m
128     DC9-32                       108,000     $3.13m     $3.10m     $3.33m      $3.30m
129     DC9-51                       121,000     $2.64m     $2.31m     $3.52m      $3.20m
130     DC9-51                       121,000     $2.20m     $2.55m     $3.15m      $3.50m
131     DC9-51                       121,000     $3.26m     $2.55m     $4.21m      $3.50m
132     DC9-51                       121,000     $3.49m     $2.69m     $4.50m      $3.70m
133     DHC-8-100                     34,500     $4.48m     $4.48m     $3.90m      $3.90m
134     DHC-8-100                     34,500     $5.02m     $4.67m     $4.35m      $4.00m
135     DHC-8-100                     33,900     $5.11m     $4.77m     $4.43m      $4.10m
136     DHC-8-100                     34,500     $5.35m     $5.46m     $4.69m      $4.80m
137     DHC-8-100                     34,500     $5.50m     $5.35m     $4.86m      $4.70m
138     DHC-8-100                     34,500     $5.49m     $5.45m     $4.84m      $4.80m
139     DHC-8-300                     41,100     $7.02m     $7.02m     $6.25m      $6.25m
140     DHC-8-300                     41,100     $7.03m     $7.02m     $6.26m      $6.25m
141     DHC-8-300                     43,000     $7.59m     $7.45m     $6.74m      $6.60m
142     DHC-8-300                     43,000     $7.40m     $7.45m     $6.55m      $6.60m
143     DHC-8-300                     43,000     $7.21m     $7.45m     $6.36m      $6.60m
144     DHC-8-300                     43,000     $7.48m     $7.50m     $6.63m      $6.65m
145     DHC-8-300                     43,000     $7.49m     $7.60m     $6.64m      $6.75m
146     DHC-8-300                     43,000     $7.85m     $7.98m     $6.99m      $7.13m
147     DHC-8-300                     43,000     $7.36m     $7.60m     $6.51m      $6.75m
148     DHC-8-300                     43,000     $7.66m     $7.60m     $6.81m      $6.75m
149     DHC-8-300                     43,000     $7.32m     $7.40m     $6.47m      $6.55m
150     DHC-8-300                     43,000     $8.39m     $8.38m     $7.46m      $7.45m
151     DHC-8-300                     43,000     $8.45m     $8.51m     $7.52m      $7.58m
152     DHC-8-300C                    43,000     $7.29m     $6.97m     $6.52m      $6.20m
153     DHC-8-300C                    43,000     $6.95m     $6.97m     $6.18m      $6.20m
154     FOKKER 100                    98,000    $12.18m    $11.92m    $10.80m     $10.54m
155     FOKKER 100                    98,000    $11.92m    $11.92m    $10.54m     $10.54m
156     FOKKER 100                    98,000    $11.92m    $11.92m    $10.54m     $10.54m
157     FOKKER 100                    98,000    $12.26m    $12.38m    $10.92m     $11.04m
158     FOKKER 100                    98,000    $12.82m    $12.48m    $11.48m     $11.14m
159     FOKKER 100                    98,000    $13.33m    $12.68m    $11.99m     $11.34m
160     FOKKER 100                    98,000    $12.74m    $12.58m    $11.40m     $11.24m
161     FOKKER 100                    98,000    $12.55m    $12.48m    $11.21m     $11.14m
162     FOKKER 100                    98,000    $11.86m    $12.58m    $10.51m     $11.24m
163     FOKKER 100                    98,000    $12.77m    $12.58m    $11.43m     $11.24m
164     FOKKER 100                    98,000    $12.91m    $12.58m    $11.56m     $11.24m
165     FOKKER 100                    98,000    $13.08m    $13.08m    $11.74m     $11.74m
166     FOKKER 100                    98,000    $12.43m    $12.95m    $11.12m     $11.64m
167     FOKKER 100                    98,000    $13.16m    $13.05m    $11.85m     $11.74m
168     FOKKER 100                    98,000    $13.08m    $13.05m    $11.77m     $11.74m
169     FOKKER 100                    98,000    $13.06m    $13.05m    $11.76m     $11.74m
170     MD-11                        618,000    $58.13m    $59.15m    $55.48m     $56.50m
171     MD-11                        618,000    $59.33m    $61.04m    $55.80m     $57.50m
172     MD-11                        618,000    $61.01m    $61.54m    $57.48m     $58.00m
173     MD82                         149,500    $16.00m    $16.23m    $15.57m     $15.80m
174     MD83                         160,000    $16.10m    $15.74m    $15.71m     $15.35m
175     MD83                         160,000    $15.53m    $15.52m    $15.21m     $15.20m
176     MD83                         160,000    $17.22m    $16.52m    $16.90m     $16.20m
177     MD83                         160,000    $16.18m    $16.44m    $15.74m     $16.00m
178     MD83                         160,000    $16.85m    $16.24m    $16.41m     $15.80m
179     MD83                         160,000    $16.36m    $16.24m    $15.91m     $15.80m
180     MD83                         160,000    $16.18m    $16.97m    $15.72m     $16.50m
181     MD83                         149,500    $16.78m    $16.94m    $16.33m     $16.50m
182     MD83                         160,000    $16.33m    $16.24m    $15.89m     $15.80m
183     MD83                         160,000    $16.65m    $16.44m    $16.20m     $16.00m
184     MD83                         160,000    $17.25m    $17.97m    $16.78m     $17.50m
185     MD83                         160,000    $16.91m    $17.97m    $16.45m     $17.50m
186     MD83                         160,000    $20.33m    $18.89m    $19.94m     $18.50m
187     MD83                         160,000    $20.00m    $18.89m    $19.61m     $18.50m
188     MD83                         160,000    $17.95m    $18.89m    $17.56m     $18.50m
189     MD83                         160,000    $18.85m    $18.89m    $18.45m     $18.50m

BASE & CURRENT MARKET VALUES of the AIRPLANES PASS THROUGH TRUST PORTFOLIO
Specification/Values as at 18th February 2000                             [LOGO]


                                                               BUILD
        TYPE                         ENG.                MSN   DATE     OPERATOR
190     MD83                         JT8D-219          49941   Nov-90   American Airlines
191     MD83                         JT8D-219          49943   Jul-91   Air Liberte
192     MD83                         JT8D-219          49946   Sep-91   Avianca
193     MD83                         JT8D-219          49949   Sep-91   American Airlines
194     MD83                         JT8D-219          49950   Oct-91   Far Eastern Air Transport
195     MD83                         JT8D-219          49951   Oct-91   Meridiana
196     MD83                         JT8D-219          53120   Jun-92   Avianca
197     MD83                         JT8D-219          53125   May-92   Avianca
198     MD87                         JT8D-219          49673   Nov-88   Aeromexico
199     METRO III                    TPE331-11           705   Aug-88   Air Nelson
200     METRO III                    TPE331-11           711   May-88   Air Nelson
201     METRO III                    TPE331-11           712   Jun-88   Air Nelson

                                                     BASE VALUES         MARKET VALUES
                                      MTOW         ADJ        H-L       ADJ         H-L
        TYPE                          (LB)         BV         BV        CMV         CMV
190     MD83                         160,000    $19.34m    $18.89m    $18.95m     $18.50m
191     MD83                         160,000    $19.21m    $19.86m    $18.75m     $19.40m
192     MD83                         160,000    $19.76m    $19.86m    $19.30m     $19.40m
193     MD83                         160,000    $19.09m    $19.86m    $18.64m     $19.40m
194     MD83                         160,000    $19.68m    $19.86m    $19.22m     $19.40m
195     MD83                         160,000    $19.28m    $19.86m    $18.82m     $19.40m
196     MD83                         160,000    $20.79m    $20.88m    $20.27m     $20.35m
197     MD83                         160,000    $20.49m    $20.88m    $19.97m     $20.35m
198     MD87                         149,500    $10.66m    $11.22m     $9.74m     $10.30m
199     METRO III                     14,500     $0.50m     $0.71m     $0.49m      $0.70m
200     METRO III                     14,500     $0.64m     $0.71m     $0.63m      $0.70m
201     METRO III                     14,500     $0.61m     $0.71m     $0.60m      $0.70m

                                      ===================================================
                                                $3,186m    $3,169m    $3,064m     $3,046m
                                      ===================================================